UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 15, 2018, the stockholders of the Company voted on: (i) the election of each of the Company’s six (6) nominees to serve on the Company’s board of directors until the next annual meeting; (ii) an advisory resolution to approve named executive officer compensation; (iii) approval of the Company’s 2018 Omnibus Incentive Plan; and (4) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The results of the voting were as follows:

Election of Directors	Votes For	Votes Against	Abstentions	Broker Non-votes
Michael P. O’Donnell	23,442,576	2,319,614	2,777	2,714,606
Robin P. Selati	23,395,968	2,366,113	2,886	2,714,606
Giannella Alvarez	24,710,378	1,051,703	2,886	2,714,606
Mary L. Baglivo	24,674,898	1,087,181	2,886	2,714,606
Carla R. Cooper	23,413,021	2,348,902	3,044	2,714,606
Stephen M. King	24,719,372	1,042,607	2,988	2,714,606

Accordingly, each of the six (6) nominees received a majority of votes cast and therefore was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-votes
Advisory Resolution to Approve Named Executive Officer Compensation	22,930,169	2,812,222	22,576	2,714,606

Accordingly, a majority of votes were cast in favor of the resolution to approve named executive compensation and the resolution was approved.

	Votes For	Votes Against	Abstentions	Broker Non-votes
Approval of the 2018 Omnibus Incentive Plan	22,915,882	2,824,747	24,338	2,714,606

Accordingly, the majority of votes were cast in favor of approval of the 2018 Omnibus Incentive Plan.

	Votes For	Votes Against	Abstentions
Ratification of the Appointment of KPMG LLP	27,109,215	1,358,132	12,226

Accordingly, a majority of votes were cast in favor of the proposal, and the appointment of KPMG LLP as the Company’s independent registered public accounting firm was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: May 17, 2018	By:	/s/ Alice G. Givens
Alice G. Givens
Vice President – General Counsel, Chief Compliance Officer and Secretary